Exhibit 10.13

STATE OF ALABAMA	)

COUNTY OF MOBILE	)

WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that MCALEER COMPUTER ASSOCIATES, INC., an Alabama Corporation, hereinafter called the Grantor, in consideration for the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other good and valuable considerations to said Grantor in hand paid by COMPUTER SOFTWARE INNOVATIONS, hereinafter called the Grantee, the receipt of which is hereby acknowledged by the Grantor, does hereby, subject to the matters and things hereinafter set forth, grant, bargain, sell and convey unto the Grantee, all that real property situate, lying and being in the County of Mobile, State of Alabama, described as follows, to wit:

PARCEL A

Lot B of a Resubdivision of Lot 16, Bel Air Executive Park, Second Unit, as recorded in Map Book 37, page 28 of the Probate Court Records of Mobile County, Alabama.

PARCEL B

Lot 15 of Parcel 2, Bel Air Executive Park, 2nd Unit, according to the plat thereof recorded in Map Book 29, page 105 of the records in the office of the Judge of Probate of Mobile County, Alabama

SUBJECT TO THE FOLLOWING:

1. Right of way granted to Alabama Power Company by instrument(s) recorded in Real Property Book 3435, page 353.

2. Easement granted City of Mobile, a municipal corporation, by Louise E. M. Farnell, et al dated September 22, 1961 and recorded in Real Property Book 288, page 568.

3. Easement granted Board of Water and Sewer Commissioners by E.G. Farnell and Louise E. Farnell dated November 8, 1954 and recorded in Deed Book 648, page 624.

4. Right of way granted to Alabama Power Company by instrument(s) recorded in Deed book 725, page 235.

5. Easement and right of way condemned by Alabama Power Company vs Edwin Farnell, (Probate Court Case #6757)

6. Right of way granted to Alabama Power Company by instrument(s) recorded in Real Property Book 2050, page 53.

7. Building setback line and drainage and utility line easements as shown on the recorded plat of said Subdivision.

together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereunto belonging, or in anywise appertaining; TO HAVE AND TO HOLD the same unto the said Grantee, and to the successors and assigns of such survivor, forever.

This conveyance is made subject to any rights of way, restrictive covenants, building setback lines, easements or reservations, including the reservation of oil, gas and other minerals which may be of record in the Office of the Judge of Probate Court of Mobile County, Alabama affecting the above described property.

All recording references are to the office of the Judge of Probate of Mobile County, Alabama.

And, except as to taxes hereafter falling due, or assessed or applied, including any unpaid installments of paving assessments, which are assumed by the Grantee, and except for the other matters and things hereinabove mentioned, the said Grantor, its successors and assigns, hereby covenant with the Grantee, its successors and assigns, that Grantor is seized of an indefeasible estate in fee simple in said property, that said property is free from all encumbrances and that Grantor does hereby warrant and will forever defend the title to said property unto the Grantee, its successors and assigns, against the lawful claims of all persons.

IN WITNESS WHEREOF, the Grantor has caused these presents to be signed and sealed this the 2nd day of January, 2007.

MCALEER COMPUTER ASSOCIATES, INC.

By:	/s/ William J. McAleer
William J. McAleer, President

GRANTOR

STATE OF ALABAMA	)

COUNTY OF MOBILE	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                          whose name as                              of MCALEER COMPUTER ASSOCIATES, INC., a corporation, is signed the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the          day of                     , 2007.

NOTARY PUBLIC, MOBILE COUNTY, ALABAMA

GRANTEE’S ADDRESS:

900 East Main Street

Suite T

Easley, SC 29640

PREPARED BY:

MICHAEL E. BALLARD

Ulmer, Hillman & Ballard, P.C.

1908 Government Street

P.O. Box 66196

Mobile, Alabama 36660

(251)473-4228

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